LIQUIDITY	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Organization, Consolidation and Presentation of Financial Statements [Abstract]
LIQUIDITY

2. LIQUIDITY

The Company had cash of $33,341,081 and $43,396,977 as of June 30, 2025 and December 31, 2024, respectively. Net loss was $1.36 million and $0.35 million for six months ended June 30, 2025 and 2024. The Company had working capital of $43.16 million and $60.27 million as of June 30, 2025 and December 31, 2024, respectively. The Company has funded working capital and other capital requirements primarily by equity contributions from shareholders. Cash is required to pay purchase costs for inventory, salaries, selling expenses, rental expenses, income taxes, and other operating expenses.

In assessing liquidity, management monitors and analyses cash on hand, ability to generate sufficient revenue sources in the future, and operating and capital expenditure commitments.

2. LIQUIDITY

The Company had cash of $43,396,977 and $16,062,047 as of December 31, 2024 and 2023, respectively. Net income was $5.1 million for years ended December 31, 2024 and net loss was $16.3 million for years ended December 31, 2023. The Company had working capital of $60.3 million and $12.8 million as of December 31, 2024 and 2023, respectively. The Company have funded working capital and other capital requirements primarily by equity contributions from shareholders. Cash is required to pay purchase costs for inventory, salaries, selling expenses, rental expenses, income taxes, and other operating expenses.

In assessing liquidity, management monitors and analyses cash on hand, ability to generate sufficient revenue sources in the future, and operating and capital expenditure commitments. In 2024, major shareholders have contributed approximately $47,748,628 to the Company.